UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) September 3, 2004


                      AMERICAN EXPRESS CREDIT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation


         1-6908                                          11-1988350
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


One Christina Centre, 301 N. Walnut Street
    Suite 1002, Wilmington, Delaware                     19801-2919
------------------------------------------               ----------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (302) 594-3350
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant


As previously contemplated in connection with its regular review of funding sources and strategies, on September 3, 2004, American Express Credit Corporation (the "Registrant") gave the first of two notices to the banks that are parties to its Australian $3.25 billion five year credit agreement. Pursuant to these notices, the Registrant will borrow, in several installments, a total of AUD$1.32 billion (approximately US$925 million) under the credit agreement. Together with previous drawdowns, the Registrant's total borrowing under this credit agreement will be AUD$2.7 billion (approximately US$1.9 billion). Under the credit agreement the loans must be repaid by July 2009, but may be prepaid at the Registrant's option at any time prior thereto. The loans are subject to acceleration under standard terms, including in the event of a bankruptcy or default on other indebtedness, and the Registrant is required to maintain a ratio of earnings to fixed charges of 1.25:1. The Registrant intends to use the proceeds as a source of funding for receivables in Australia and to repay short term debt previously incurred for such funding.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)


                                          By     /s/ Walker C. Tompkins
                                                 -------------------------------
                                          Name:  Walker C. Tompkins
                                          Title: President and
                                                   Chief Executive Officer









Date:   September 9, 2004